                                                                    EXHIBIT 10.6


                             INVESTMENT AGREEMENT

                                BY AND BETWEEN

                  THE FRANKLIN HOLDING CORPORATION (DELAWARE)

                                      AND

                          AVERY COMMUNICATIONS, INC.





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                           DATED AS OF MAY 30, 1997

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

                             INVESTMENT AGREEMENT

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----


                                   ARTICLE 1

              PURCHASE AND SALE OF UNITS AND RELATED TRANSACTIONS

Section 1.1.  Purchase and Sale of Units....................................  2

Section 1.2.  Purchase Price................................................  2

Section 1.3.  Preferred Stock Exchange......................................  2

Section 1.4.  Loan..........................................................  2

Section 1.5.  Franklin Warrant..............................................  2

Section 1.6.  Board of Directors of the Company.............................  2

Section 1.7.  Management Fee................................................  3

Section 1.8.  Use of Proceeds...............................................  3



                                   ARTICLE 2

                                  THE CLOSING


Section 2.1.  The Closing...................................................  3



                                   ARTICLE 3

                        REPRESENTATIONS AND WARRANTIES


Section 3.1.  Representations and Warranties of the Company.................  4

         3.1.1.  Existence; Good Standing; Corporate Authority;

                 Compliance with Law........................................  4

         3.1.2.  Authorization, Validity and Effect of Agreements...........  4

         3.1.3.  Capitalization.............................................  5

         3.1.4.  Subsidiaries...............................................  6

         3.1.5.  Other Interests............................................  6

         3.1.6.  No Violation...............................................  6

         3.1.7.  Books and Records..........................................  7

         3.1.8.  Financial Statements.......................................  7

         3.1.9.  Litigation.................................................  8

         3.1.10.  Absence of Certain Changes................................  8

         3.1.11.  Tax Returns............................................... 10

         3.1.12.  Employee Benefit Plans.................................... 10

         3.1.13.  Labor Matters............................................. 11

         3.1.14.  No Brokers................................................ 11

         3.1.15.  Contracts; No Defaults.................................... 11

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                                                                            PAGE
                                                                            ----

         3.1.16.  Title to Assets........................................... 14

         3.1.17.  Insurance................................................. 14

         3.1.18.  Environmental Matters..................................... 14

         3.1.19.  Intellectual Property..................................... 14

         3.1.20.  Licenses.................................................. 14

         3.1.21.  Shares to be Delivered to Purchaser....................... 15

         3.1.22.  Disclosure................................................ 15

         3.1.23.  No Undisclosed Liabilities................................ 15

Section 3.2.  Representations and Warranties of Purchaser................... 15

         3.2.1.  Existence; Good Standing; Ownership........................ 15

         3.2.2.  Corporate Authority; Compliance with Law................... 16

         3.2.3.  No Violation............................................... 16

         3.2.4.  No Brokers................................................. 17

         3.2.5.  Investment Intent.......................................... 17



                                   ARTICLE 4

                                   COVENANTS


Section 4.1.  Terms of Franklin New Preferred Stock......................... 19

Section 4.2.  Loan.......................................................... 20

Section 4.3.  Registration Rights........................................... 21

Section 4.4.  Expenses...................................................... 21

Section 4.5.  Other Action.................................................. 21

Section 4.6.  Inspection of Records......................................... 22

Section 4.7.  Publicity..................................................... 22

Section 4.8.  Filing of Certificates of Designation......................... 22



                                   ARTICLE 5

                                  CONDITIONS


Section 5.1.  Conditions to Each Party's Obligation to Close................ 22

         5.1.1.  Conditions to Obligation of the Company to Close........... 23

         5.1.2.  Conditions to Obligation of Purchaser to Close............. 23



                                   ARTICLE 6

                         DEFINITIONS AND CONSTRUCTION


Section 6.1.  Definition of Certain Terms................................... 24

Section 6.2.  Rules of Construction......................................... 30

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                                                                            PAGE
                                                                            ----

                                   ARTICLE 7

                              GENERAL PROVISIONS


Section 7.1.  Severability.................................................. 31

Section 7.2.  Notices....................................................... 31

Section 7.3.  Headings...................................................... 32

Section 7.4.  Entire Agreement.............................................. 32

Section 7.5.  Counterparts.................................................. 32

Section 7.6.  Governing Law, Etc............................................ 32

Section 7.7.  Binding Effect................................................ 33

Section 7.8.  Assignment.................................................... 33

Section 7.9.  No Third Party Beneficiaries.................................. 33

Section 7.10. Amendment; Waivers; Etc....................................... 33




                                 EXHIBIT LIST
                                 ------------


Exhibit A - Form of Certificate of Designation  for Series D

Exhibit B - Form of Certificate  of  Designation   for  Series  E

Exhibit C - Form  of  Franklin Subordinated  Note

Exhibit D - Form of Franklin  Security  Agreement

Exhibit E - Form of Registration Rights Agreement

Exhibit F - Form of Franklin Warrant

                             INVESTMENT AGREEMENT


         This INVESTMENT AGREEMENT (this "AGREEMENT") is dated as of May 30,

1997, and is being entered into by and between THE FRANKLIN HOLDING CORPORATION

(DELAWARE), a Delaware corporation ("PURCHASER"), and AVERY COMMUNICATIONS,

INC., a Delaware corporation (the "COMPANY").



                                   RECITALS


         A. The Company desires to sell to Purchaser, and Purchaser desires to purchase from the Company, 7.5 units (collectively, the "UNITS"), upon the terms and subject to the conditions hereinafter set forth. Each of the Units shall consist of (i) 200,000 shares of a new series of the Company's Preferred Stock,

par value $0.01 per share (the "PREFERRED STOCK"), which new series of the

Preferred Stock shall be designated as the Series D Senior Voting Cumulative

Convertible Preferred Stock (the "FRANKLIN NEW PREFERRED STOCK"), and (ii)

133,333 shares of the Company's Common Stock, par value $0.01 per share (the

"COMMON STOCK"). The 0.5 Unit shall consist of 100,000 shares of the Franklin

New Preferred Stock and 66,666 shares of the Common Stock. The 1,500,000 shares of the Franklin New Preferred Stock to be issued by the Company to the Purchaser pursuant to this Agreement are hereinafter referred to collectively as the

"FRANKLIN PREFERRED SHARES," and the 999,997 shares of the Common Stock to be issued by the Company to the Purchaser pursuant to this Agreement are hereinafter referred to collectively as the "FRANKLIN COMMON SHARES."



         B. Purchaser desires to exchange the 350,000 shares of the Company's

Series B Junior Convertible Redeemable Preferred Stock (the "SERIES B PREFERRED

STOCK") presently owned by it for 350,000 shares of a new series of the

Company's Preferred Stock, which new series shall be identical in all respects to the Series B Preferred Stock, except that such new series of Preferred Stock shall be designated as the Series E Junior Convertible Redeemable Voting

Preferred Stock (the "FRANKLIN EXCHANGE PREFERRED STOCK") and shall have voting rights as hereinafter provided. The 350,000 shares of the Franklin Exchange

Preferred Stock to be issued by the Company to the Purchaser pursuant to this

Agreement are hereinafter referred to collectively as the "FRANKLIN EXCHANGE

SHARES." The Franklin Preferred Shares, the Franklin Common Shares and the

Franklin Exchange Shares to be issued by the Company to the Purchaser pursuant to this Agreement are hereinafter referred to collectively as the "FRANKLIN

SHARES."



         C. The Purchaser desires to make a $1,000,000 subordinated loan (the

"LOAN") to the Company, upon the terms and subject to the conditions hereinafter set forth. As additional consideration for the making of the Loan, the Company will issue to the Purchaser, upon the terms and subject to the conditions hereinafter set forth, a five-year warrant to purchase 666,666 shares of the

Common Stock at an exercise price of $1.50 per share (the "FRANKLIN WARRANT").



         D. For the convenience of the parties, except as otherwise expressly provided or unless the context otherwise requires, the defined terms used in this Agreement have the respective meanings assigned to them or referred to in

Section 6.1, and include the plural as well as the singular, and an Index of

------------

Defined Terms is attached hereto as Annex I.

                                    -------

         NOW, THEREFORE, in consideration of the foregoing, and of the mutual representations, warranties, covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:



                                   ARTICLE 1

              PURCHASE AND SALE OF UNITS AND RELATED TRANSACTIONS



         SECTION 1.1.  PURCHASE AND SALE OF UNITS. On the basis of the representations and warranties herein contained, and subject to the terms and conditions hereof, the Company shall sell and deliver to the Purchaser, and the

Purchaser shall purchase from the Company, at the Closing, 7.5 Units.



         SECTION 1.2.  PURCHASE PRICE. The purchase price for each of the whole

Units shall be $200,000, and the purchase price for the 0.5 Unit shall be

$100,000. Accordingly, in consideration of the sale by the Company of the Units,

and in full and complete payment therefor, at the Closing the Purchaser shall pay to the Company the sum of $1,500,000.00 (the "PURCHASE PRICE"). The Purchase

Price, less the $50,000 expense reimbursement contemplated by Section 4.4, shall

                                                              -----------

be paid to the Company at the Closing in currently available funds by federal funds wire transfer to the account specified by the Company.



         SECTION 1.3.  PREFERRED STOCK EXCHANGE. On the basis of the representations and warranties herein contained, and subject to the terms and conditions hereof, at the Closing, the Company shall deliver to Purchaser the

Franklin Exchange Shares. In consideration therefor, and in full and complete payment therefor, the Purchaser shall sell, convey, transfer and deliver to the

Company good and valid title in and to 350,000 shares of the Series B Preferred

Stock, free and clear of all Liens. The certificates representing the 350,000 shares of the Series B Preferred Stock shall be duly endorsed (or accompanied by stock powers), with signatures guaranteed by a commercial bank or by a member of the New York Stock Exchange, for transfer to the Company.



         SECTION 1.4.  LOAN. On the basis of the representations and warranties herein contained, and subject to the terms and conditions hereof, at the

Closing, the Purchaser shall make the Loan to the Company. The Loan proceeds shall be paid to the Company at the Closing in currently available funds by federal funds wire transfer to the account specified by the Company.



         SECTION 1.5.  FRANKLIN WARRANT. On the basis of the representations and warranties herein contained, and subject to the terms and conditions hereof, at the Closing, the Company shall issue and deliver to Purchaser the Franklin

Warrant.



         SECTION 1.6.  BOARD OF DIRECTORS OF THE COMPANY. On the basis of the representations and warranties herein contained, and subject to the terms and conditions hereof, at the Closing, the Company shall cause the number of directors constituting the whole Board of Directors of the Company to be increased to six, and shall cause the three individuals identified by Purchaser and the three individuals identified by the Company on Annex II hereto to be

                                                       --------

elected to the

Board of Directors of the Company. Each such director shall hold office until the next annual meeting of shareholders of the Company and until such Person's successor is elected and qualified or until such Person's earlier death,

resignation or removal. The Chairman of the Board shall be selected from among the three individuals identified by the Company on Annex II hereto, and the Vice

                                                   --------

Chairman of the Board shall be selected from among the three individuals identified by Purchaser on Annex II hereto.

                           --------



         SECTION 1.7.  MANAGEMENT FEE. For the period beginning on the date the

Franklin Preferred Shares have been automatically converted upon the occurrence of a Qualified Public Offering as provided in the Series D Certificate of

Designation and ending on the second anniversary of the date of this Agreement,

the Company shall pay to Purchaser a management fee of $150,000 per year (the

"MANAGEMENT FEE"). The Management Fee shall be paid in arrears in equal quarterly installments on the last day of each calendar quarter. The Management

Fee shall be paid by either bank check or wire transfer, or, at the option of

Purchaser, in shares of Common Stock of the Company. The Management Fee shall be pro rated for any period less than one full calendar quarter. Notwithstanding the foregoing, if the Franklin Preferred Shares are redeemed at any time during said two-year period, the Company shall have no obligation to pay the Management

Fee.



         SECTION 1.8.  USE OF PROCEEDS. Purchaser acknowledges that the Purchase

Price and Loan proceeds will be used by the Company as set forth on Annex III


                                                                    ---------

hereto.



                                   ARTICLE 2

                                  THE CLOSING


         SECTION 2.1.  THE CLOSING. Subject to the terms and conditions of this

Agreement, the closing of the transactions contemplated hereby (the "CLOSING")

shall take place at the offices of the Company, 190 South LaSalle Street, Suite

1410, Chicago, Illinois 60603 at 10:00 a.m., local time, or at such other time,

date or place as the Company and Purchaser may agree. The date on which the

Closing occurs is referred to herein as the "CLOSING DATE." At the Closing, the

Company will issue and transfer to Purchaser good and valid title in and to the

Franklin Shares, free and clear of all Liens, by delivering to Purchaser a certificate or certificates representing the Franklin Shares, in genuine and unaltered form registered in the name of Purchaser. At the Closing, there shall also be delivered to Purchaser and the Company the other Transaction Documents,

certificates and other instruments to be delivered under Article 5. At the

                                                         ---------

option of the Company and Purchaser, the Closing may occur by the Company's and the Purchasers' exchanging facsimile copies of the certificate or certificates representing the Franklin Shares and of the executed originals of the other

Transaction Documents, certificates and other instruments referred to in Article

                                                                         -------

5 , the executed originals of which shall be delivered by such means as the

-

Company and Purchaser may mutually agree. In the event the Closing occurs by exchanging facsimile copies of the certificate or certificates representing the

Franklin Shares and of the executed originals of the other Transaction

Documents, certificates and other instruments referred to in Article 5, the

                                                             ---------

Closing shall be deemed to have occurred for all purposes in Chicago, Illinois,

on and as of the date and time specified by the Company and Purchaser, or, if not so specified, on and as of the date of this Agreement.

                                   ARTICLE 3

                        REPRESENTATIONS AND WARRANTIES


         SECTION 3.1.  REPRESENTATIONS AND WARRANTIES OF THE COMPANY. Except as

set forth in the disclosure letter delivered at or prior to the execution hereof to Purchaser (the "DISCLOSURE LETTER"), the Company represents and warrants to

Purchaser as follows:



                  3.1.1.  EXISTENCE; GOOD STANDING; CORPORATE AUTHORITY;

         COMPLIANCE WITH LAW. The Company is a corporation duly incorporated,

         validly existing and in good standing under the laws of State of

         Delaware. The Company is duly licensed or qualified to do business as a foreign corporation and is in good standing under the laws of those jurisdictions specified in Section 3.1.1 of the Disclosure Letter,

         which are the only jurisdictions in which the character of the properties owned, used or leased by it therein or in which the transaction of its business makes such qualification necessary, except where the failure to be so qualified would not, individually or in the aggregate, have or reasonably be expected to have a material adverse effect on the business, properties, assets, results of operations or financial or other condition or prospects of the Company and its

         Subsidiaries taken as a whole (a "COMPANY MATERIAL ADVERSE EFFECT").

         The Company has all requisite corporate power and authority to own,

         operate and lease its properties and carry on its business as now conducted. Each of the Company's Subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, has the corporate power and authority to own, operate and lease its properties and to carry on its business as it is now being conducted, and is duly qualified to do business and is in good standing in those jurisdictions in which the ownership of its property or the conduct of its business requires such qualification,

         except where the failure to be so qualified would not have a Company

         Material Adverse Effect. To the Knowledge of the Company, neither the

         Company nor any of its Subsidiaries is in violation of any order, writ,

         judgment, decree, injunction or similar pronouncement (each, an

         "ORDER"), of any court, governmental authority or arbitration board or tribunal, or any law, statute, ordinance, governmental rule or regulation (each, a "LAW") to which the Company or any of its

         Subsidiaries or any of their respective properties or assets is subject, and the Company and its Subsidiaries have conducted their businesses and operations in substantial compliance with all Laws applicable thereto. The copies of the Company's Organizational

         Documents previously delivered to Purchaser are true and correct and are the Organizational Documents as in effect on the date hereof.




                  3.1.2.  AUTHORIZATION, VALIDITY AND EFFECT OF AGREEMENTS. The

         Company has the requisite corporate power and authority to execute and deliver this Agreement, the Loan Documents, the Franklin Warrant and the Registration Rights Agreement (collectively, the "TRANSACTION

         DOCUMENTS"), and, subject to filing the Certificates of Designation with the Secretary of State of the State of Delaware, to perform its obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby. The execution and delivery by the Company of this Agreement and the other Transaction

         Documents and the performance and consummation by the Company of the transactions contemplated hereby and thereby have been duly and validly authorized by all requisite corporate action on the part of the

         Company. This Agreement has been duly and validly executed and delivered by the Company and constitutes, and the other Transaction

         Documents (when executed and delivered pursuant hereto for value received) will constitute, the valid and legally binding obligations of the Company, enforceable against the Company in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, reorganization, insolvency, moratorium or other similar laws relating to creditors' rights generally or general principles of equity (whether considered in a proceeding in equity or at law) or by public policy applicable to securities laws.




                  3.1.3.  CAPITALIZATION. The authorized capital stock of the

         Company consists solely of 20,000,000 shares of Common Stock and

         20,000,000 shares of Preferred Stock. As of May 23, 1997, there were

         6,879,482 shares of Common Stock issued and outstanding and 3,496,667 shares of Preferred Stock issued and outstanding. The shares of

         Preferred Stock are divided into four series, of which 800,000 shares have been designated as the Series A Junior Convertible Redeemable

         Preferred Stock (the "SERIES A PREFERRED STOCK"), 1,050,000 shares have been designated as the Series B Preferred Stock, 340,000 have been designated as the Series C Junior Convertible Redeemable Preferred

         Stock (the "SERIES C PREFERRED STOCK"), and 5,000,000 shares have been designated as the Senior Cumulative Redeemable Preferred Stock, 1996

         HBS Series (the "HBS SENIOR PREFERRED STOCK"). As of May 23, 1997, the

         Company had issued and outstanding 700,000 shares of the Series A

         Preferred Stock, 850,000 shares of the Series B Preferred Stock, 66,667 shares of the Series C Preferred Stock, and 1,880,000 shares of the HBS

         Senior Preferred Stock. All such issued and outstanding shares of

         Common Stock and Preferred Stock have been duly authorized and validly issued, and are fully paid, nonassessable and free of preemptive rights. The Certificates of Designation for the Series D Preferred

         Stock and the Series E Preferred Stock are attached hereto as Exhibits

         A and B, respectively. Except as specified on Section 3.1.3 of the

                                                       -------------

         Disclosure Letter, neither the Company nor any Subsidiary has outstanding bonds, debentures, notes or other obligations the holders of which have the right to vote (or which are convertible into or exercisable for securities having the right to vote) with the stockholders of the Company or any Subsidiary on any matters. Other than as contemplated by this Agreement or except as specified on

         Section 3.1.3 of the Disclosure Letter, there are no options, warrants,

         -------------

         calls, subscriptions, convertible securities (other than the Series A

         Preferred Stock, the Series B Preferred Stock, and the Series C

         Preferred Stock), phantom stock rights, or other rights, Contracts,

         agreements or commitments (each a "WARRANT") which obligate the Company or any Subsidiary to issue, transfer or sell any shares of capital stock of the Company or any Subsidiary, or, except as set forth in the

         Organizational Documents of the Company relating to the Series A

         Preferred Stock, the Series B Preferred Stock, the Series C Preferred Stock, and the HBS Senior Preferred Stock, any

         obligation of the Company or any Subsidiary to repurchase, redeem or otherwise acquire any outstanding capital stock of the Company or any

         Subsidiary, or otherwise entitle the holder thereof to receive or exercise any benefits or rights similar to any rights enjoyed by or accruing to the holder of shares of capital stock of the Company or any

         Subsidiary. Other than as contemplated by this Agreement or except as specified on Section 3.1.3 of the Disclosure Letter, since May 23,

                      -------------

         1997, no additional shares of capital stock of the Company or any

         Subsidiary have been authorized or issued and no additional Warrants have been authorized or issued. Other than as contemplated by this

         Agreement or except as specified on Section 3.1.3 of the Disclosure

                                             -------------

         Letter, no Person has any right to cause the Company to register any capital stock or Warrant of the Company or any Subsidiary for sale or other distribution under the Securities Act, or any right to cause the

         Company or any Subsidiary to include any capital sock or Warrant of the

         Company in any registration statement filed by the Company to register securities under the Securities Act (each an "AVERY REGISTRATION

         RIGHT"). The delivery of a certificate or certificates at the Closing representing the Franklin Shares in the manner provided in Section 2.1

                                                                    -----------

         will transfer to Purchaser good and valid title to the Franklin Shares,

         free and clear of all Liens.



                  3.1.4.  SUBSIDIARIES. Section 3.1.4 of the Disclosure Letter

                                        -------------

         lists the name of each Subsidiary. Section 3.1.4 of the Disclosure

                                            -------------

         Letter also lists for each Subsidiary the amount of its authorized capital stock or partnership interests, the amount of its outstanding capital stock or partnership interests, and the record owners of such outstanding capital stock or partnership interests. The Company owns directly or indirectly each of the outstanding shares of capital stock or partnership interests of each Subsidiary. Each of the outstanding shares of capital stock or partnership interests of each Subsidiary has been duly authorized and validly issued and is fully paid and nonassessable, and, except as disclosed in Section 3.1.4 of the

                                                    -------------

         Disclosure Letter, is owned, directly or indirectly, by the Company,

         free and clear of all Liens. The name of each director and officer of each Subsidiary on the date hereof, and the position with such

         Subsidiary held by each, are listed in Section 3.1.4 of the Disclosure

                                                -------------

         Letter.



                  3.1.5.  OTHER INTERESTS. Except for interests in the Company's

         Subsidiaries, neither the Company nor any Subsidiary owns directly or indirectly any interest or investment (whether equity or debt) in any corporation, partnership, joint venture, business, trust or entity

         (other than investments in short-term investment securities).




                  3.1.6.  NO VIOLATION. Neither the execution and delivery by the Company of this Agreement or of the other Transaction Documents, nor the consummation by the Company of the transactions contemplated hereby or thereby in accordance with the terms hereof and thereof, will
         (i) result in a breach or violation of any provisions of the Organizational Documents of the Company or any Subsidiary; (ii) violate or result in a breach of any provision of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the termination or in a right of termination or cancellation of, or accelerate the performance required by, or result in the creation of any Lien upon any property of the

         Company or its Subsidiaries under, or result in any additional rights under or in being declared void, voidable, or without further binding effect, any of the terms, conditions or provisions of any note, bond,

         mortgage, indenture, deed of trust or any material license, franchise,

         permit, lease, Contract, agreement or other instrument, commitment or obligation to which the Company or any of its Subsidiaries is a party,

         or by which the Company or any of its Subsidiaries or any of their respective properties is bound or affected; (iii) require any consent,

         approval or authorization of, or declaration, filing or registration with, any third party or any domestic or foreign governmental or regulatory authority; or (iv) result in a violation or breach of any term or provision of any Law or Order applicable to the Company or any

         Subsidiary or any of their respective assets and properties. All securities issued by the Company since November 1994 have been issued in compliance with the Securities Act or have been issued in transactions exempt from the provisions thereof.



                  3.1.7.  BOOKS AND RECORDS. Except as set forth in Section

                                                                    -------

         3.1.7 of the Disclosure Letter, the minute books and other similar

         -----

         records of the Company and its Subsidiaries as made available to

         Purchaser prior to the execution of this Agreement contain a true and complete record, in all material respects, of all action taken at all meetings and by all written consents in lieu of meetings of the stockholders, the boards of directors and committees of the boards of directors of the Company and its Subsidiaries.



                  3.1.8.  FINANCIAL STATEMENTS. The Company has delivered to the

         Purchaser audited consolidated balance sheets of the Company and its

         Subsidiaries as at December 31 in each of the years 1995 and 1996, and the related audited consolidated statements of income, changes in stockholders' equity, and cash flow for each of the fiscal years then ended, together with the report thereon of King Griffin & Adamson P.C.,

         independent certified public accountants, including the notes thereto.

         Such financial statements and notes fairly present the consolidated financial condition and the consolidated results of operations, changes in stockholders' equity, and cash flow of the Company and its

         Subsidiaries as at the respective dates of and for the periods referred to in such financial statements, all in accordance with GAAP. The financial statements referred to in this Section 3.1.8 reflect the

                                                  -------------

         consistent application of such accounting principles throughout the periods involved, except as disclosed in the notes to such financial statements. No financial statements of any Person other than the

         Company's Subsidiaries are required by GAAP to be included in the consolidated financial statements of the Company and its Subsidiaries.

         Except as and to the extent set forth on the audited consolidated balance sheet of the Company and its Subsidiaries as at December 31,

         1996, including the notes thereto, or as set forth in Section 3.1.8 of

                                                               -------------

         the Disclosure Letter, neither the Company nor any of its Subsidiaries has any material liabilities or obligations of any nature (whether accrued, absolute, contingent or otherwise) that would be required to be reflected on, or reserved against in, a consolidated balance sheet of the Company and its Subsidiaries or in the notes thereto, prepared in accordance with GAAP consistently applied, except liabilities arising in the ordinary course of business since such date consistent

         (in amount and kind) with past practice (none of which is a liability resulting from a breach of contract, breach of warranty, or from any other Action) and which do not exceed $50,000 in the aggregate.



                  3.1.9.  LITIGATION. Except as disclosed in Section 3.1.9 of

                                                             -------------

         the Disclosure Letter, there are no Actions pending against, relating to or affecting the Company or any of its Subsidiaries or any of their respective assets and properties or, to the Knowledge of the Company,

         threatened against the Company or any of its Subsidiaries, at law or in equity, or before or by any federal or state commission, board, bureau,

         agency or instrumentality. There are no Orders outstanding against the

         Company or any Subsidiary.



                  3.1.10. ABSENCE OF CERTAIN CHANGES. Since December 31, 1996,

         there has been no event or condition of any character (whether actual,

         threatened or contemplated) that has had, or can reasonably be anticipated to have, individually or together with such other events or conditions, a Company Material Adverse Effect. Without limiting the generality of the foregoing, except as set forth in Section 3.1.10 of

                                                                     ------

         the Disclosure Letter (with paragraph references corresponding to those set forth below), neither the Company nor any Subsidiary has, since

         December 31, 1996 :



                    (A) borrowed any funds or, except in the ordinary course of the Company's business consistent with past practices, (i)

              mortgaged or otherwise subjected to any Lien or other liability any of its assets or properties, (ii) sold, assigned or

              transferred any of its assets in excess of $25,000 in the

              aggregate, or (iii) incurred any liability, commitment,

              indebtedness or obligation (of any kind whatsoever, whether accrued or contingent, matured or unmatured) in an amount,

              individually or in the aggregate, in excess of $25,000;



                     (B) suffered any damage, destruction or loss, whether or

              not covered by insurance in an amount, individually or in the aggregate, in excess of $25,000, except for losses adequately reserved against on the date of this Agreement;




                      (C) received notice or had knowledge or reasonable grounds to believe that any labor unrest exists among any of its employees or that any group, organization or union has attempted to organize any of its employees;

                     (D) received notice or had knowledge or reasonable grounds to believe that any of its customers or suppliers has terminated or intends to terminate its relationship with the Company or any

              Subsidiary the result of which would be a Company Material Adverse

              Effect;



                     (E) failed to operate its business in the ordinary course

              consistent with past practices, or failed to preserve its business organization intact or to preserve the goodwill of its suppliers,

              customers and others with whom it has business relations;



                     (F) incurred any loss in an amount in excess of $25,000,

              except for losses adequately reserved against on the date of this

              Agreement or losses incurred in the ordinary course of the operation of the businesses of the Company and its Subsidiaries,

              or waived any material right in connection with any aspect of its business, whether or not in the ordinary course of its business;



                     (G) cancelled any debt owed to it, or cancelled any of its claims, or paid any of its noncurrent obligations or liabilities;



                     (H) made any capital expenditure or capital addition

              or betterment in an amount in excess of $25,000 individually or $100,000 in the aggregate;



                     (I) entered into any agreement requiring the payment,

              conditionally or otherwise, of any salary, bonus, extra

              compensation, pension or severance payment to any of its present or former directors, officers or employees, except such agreements as are terminable at will without any penalty or other payment by it, or increased the compensation (including salaries, fees,

              bonuses, profit sharing, incentive, pension, retirement or other similar payments) of any such person whose annual compensation would, following such increase, exceed $100,000;



                     (J) declared, set aside, increased or paid any dividend, or declared or made any distribution on, or directly or indirectly combined, redeemed, reclassified, purchased or otherwise acquired,

              any shares of capital stock;



                     (K) authorized, issued, sold or otherwise disposed of any

              shares of capital stock of or Warrant with respect to the Company or any Subsidiary, or modified or amended any right of any holder of any outstanding shares of capital stock or Warrant with respect to the Company or any Subsidiary;

                     (L) changed any accounting, financial reporting or tax

            practice or policy or any method of calculating any bad debt,

            contingency or other reserve of the Company or any Subsidiary for accounting, financial reporting or tax purposes, or any change in the fiscal year of the Company or any Subsidiary;



                     (M) engaged in any transaction with any officer, director

            or Affiliate of the Company or any Subsidiary; or



                     (N) entered into any agreement, contract or commitment to

            do any of the foregoing after the date hereof.



                  3.1.11. TAX RETURNS. Except as disclosed in Section 3.1.11 of

                                                              --------------

         the Disclosure Letter, the Company and each Subsidiary has accurately and timely filed all federal, state and other tax returns which are required to be filed and has timely paid all taxes covered by such returns which have become due and payable. Neither the Company nor any

         Subsidiary has been advised that any of its returns, federal, state or other, have been or are being audited as of the date hereof. Neither the Company nor any Subsidiary is delinquent in the payment of taxes or assessments and has no tax deficiency proposed or assessed.



                  3.1.12. EMPLOYEE BENEFIT PLANS. All material employee benefit plans, programs, policies, or arrangements (including, without limitation, each employee benefit plan within the meaning of Section

         3(3) of ERISA) that are sponsored, maintained or contributed to or required to be contributed to by the Company or any Subsidiary for the benefit of any active, former, or retired employee of the Company or its Subsidiaries are listed in Section 3.1.12 of the Disclosure Letter

                                        --------------

         (the "COMPANY PLANS"). Each Company Plan has been maintained and administered in all material respects with its terms and applicable law, including ERISA and the Code. Any Company Plan intended to be qualified under Section 401(a) of the Code has either obtained a favorable determination letter as to its qualified status from the IRS or still has a remaining period of time under applicable Treasury regulations or IRS pronouncements in which to apply for such determination letter and to make any amendments necessary to obtain a favorable determination. No Company Plan is covered by Title IV of

         ERISA or Section 412 of the Code. To the Knowledge of the Company,

         neither the Company nor any officer or director of the Company has incurred any liability or penalty under Sections 4975 through 4980 of the Code or Title I of ERISA. No suit, action, or other litigation has been brought or, to the Knowledge of the Company, is threatened against or with respect to any such Company Plan. All material contributions,

         reserves, or premium payments required to be made or accrued as of the date hereof to the Company Plans have been made or accrued.

                  3.1.13. LABOR MATTERS. Section 3.1.13 of the Disclosure Letter

                                         --------------

         contains a list of names of each officer and employee of the Company or its Subsidiaries having an annual base salary or wages of at least

         $100,000 at the date hereof, together with each such person's position or function, annual base salary or wages and any incentive or bonus arrangement with respect to such person in effect on such date. No employee of the Company or any of its Subsidiaries is a party to, or bound by, any collective bargaining agreement, contract or other agreement or understanding with a labor union or labor organization.

         There is no unfair labor practice, sex, age, race or other discrimination or labor arbitration proceeding pending or, to the

         Knowledge of the Company, threatened against the Company or its

         Subsidiaries relating to their business. To the Knowledge of the

         Company, there are no organizational efforts with respect to the formation of a collective bargaining unit presently being made or threatened involving employees of the Company or any of its

         Subsidiaries. To the Knowledge of the Company, the Company and the

         Subsidiaries have complied in all material respects with all applicable

         Laws relating to the employment of labor, including, without limitation, those relating to wages, hours and collective bargaining.



                  3.1.14. NO BROKERS. Except as disclosed in Section 3.1.14 of

                                                             --------------

         the Disclosure Letter, neither the Company nor any Subsidiary has entered into any Contract, arrangement or understanding with any person or firm which may result in the obligation of the Company, any

         Subsidiary or Purchaser to pay any finder's fees, brokerage or agent's commission, or other like payments in connection with the negotiations leading to this Agreement or the consummation of the transactions contemplated hereby. Except as disclosed in Section 3.1.14 of the

                                                     --------------

         Disclosure Letter, the Company is not aware of any claim for payment of any finder's fees, brokerage or agent's commissions or other like payments by the Company or any Subsidiary in connection with the negotiations leading to this Agreement or the consummation of the transactions contemplated hereby.



                  3.1.15.  CONTRACTS; NO DEFAULTS.



                           (A) Section 3.1.15 of the Disclosure Letter sets

                  forth a list of the following Applicable Contracts

                  (collectively, the "MATERIAL APPLICABLE CONTRACTS"), true and complete copies of which have been made available to

                  Purchaser:



                                    (I) each Applicable Contract relating to the

                           Company's acquisition of BorderComm, Inc., a Texas

                           corporation, and Hold Billing Services, Ltd., a Texas

                           limited partnership;



                                    (II) each Applicable Contract defining the

                           rights of holders of long-term debt of the Company

                           and each Subsidiary;

                                    (III) each Applicable  Contract to which any

                           director   or  officer  of  the   Company   and  each

                           Subsidiary,  or any Affiliate of any such director or

                           officer,  are parties other than Contracts  involving

                           only the purchase or sale of current  assets having a

                           determinable market price, at such price;



                                    (IV) each Applicable Contract upon which the

                           business of the Company and its  Subsidiaries,  taken

                           as a  whole,  is  substantially  dependent,  such  as

                           continuing  Contracts  to sell the major  part of the

                           Company's or any Subsidiary's products or services or

                           to purchase  the major part of the  Company's  or any

                           Subsidiary's  requirements of goods,  services or raw

                           materials;



                                    (V) each Applicable Contract relating to the

                           management of the Company,  or any compensatory plan,

                           Contract or arrangement,  including,  but not limited

                           to,  plans  relating to options,  warrants or rights,

                           pension,   retirement  or  deferred  compensation  or

                           bonus,  incentive or profit  sharing,  (or if not set

                           forth in any formal document,  a written  description

                           thereof),  in which any  director  or  officer of the

                           Company or any Subsidiary participates;



                                    (VI)  each  collective-bargaining  agreement

                           and other  Applicable  Contract  to or with any labor

                           union or other employee  representative of a group of

                           employees;



                                    (VII) each joint venture,  partnership,  and

                           other Applicable Contract (however named) involving a

                           sharing of profits,  losses, costs, or liabilities by

                           any of the Companies with any other Person;



                                    (VIII)  Each Warrant of the Company;



                                    (IX) Each Applicable  Contract that contains

                           an Avery Registration Right;



                                    (X) each other Applicable  Contract not made

                           in the ordinary  course of business which is material

                           to the Company and its Subsidiaries, taken as a whole, and is to be performed in whole or in part after the Closing; and



                                    (XI)   each   amendment,   supplement,   and

                           modification  (whether oral or written) in respect of

                           any of the foregoing.



                           (B) Except as set forth in Section  3.1.15(b)  of the

                                                      ------------------

                  Disclosure Letter,  each Material Applicable Contract has been fully  performed  or is in full  force and effect and is valid and enforceable in accordance with its terms.



                           (C)  Except as set forth in Section 3.1.15(c) of the

                                                       -----------------

                  Disclosure Letter:



                                    (I)  each of the  Companies  is,  and at all

                           times  since  January  1,  1996,  has  been,  in full

                           compliance with all applicable terms and requirements

                           of each Material Applicable Contract under which each

                           of  such  Companies  has or  had  any  obligation  or

                           liability  or by which each of such  Companies or any

                           of the assets owned or used by each of such Companies

                           is or was bound;



                                    (II) to the  Knowledge of the Company,  each

                           other  Person  that  has or  had  any  obligation  or

                           liability  under  any  Material  Applicable  Contract

                           under  which  any of  the  Companies  has or had  any

                           rights  is, and at all times  since  January 1, 1996,

                           has  been,  in full  compliance  with all  applicable

                           terms and  requirements  of such Material  Applicable

                           Contract;



                                    (III) no event has occurred or  circumstance

                           exists that (with or without notice or lapse of time)

                           may result in a  violation  or breach of, or give any

                           of the Companies or, to the Knowledge of the Company,

                           other  Person  the  right to  declare  a  default  or

                           exercise  any  remedy  under,  or to  accelerate  the

                           maturity or performance of, or to cancel,  terminate,

                           or modify, any Material Applicable Contract; and



                                    (IV) none of the  Companies  has given to or

                           received  from any other  Person,  at any time  since

                           January  1, 1996,  any notice or other  communication

                           (whether oral or written) regarding any actual, alleged, possible, or potential violation or breach

                           of,  or  default  under,   any  Material   Applicable

                           Contract.



                           (D) The Material Applicable Contracts relating to the

                  sale or  provision  of products  or services by the  Companies have been entered into in the ordinary  course of business and have been entered into without the commission of any act alone or in  concert  with any other  Person,  or any  consideration having been paid or promised, that is or would be in violation of any Law.



                  3.1.16.  TITLE TO ASSETS.  The Company and each Subsidiary has good and marketable  title to its  properties and assets,  and has good title to all of its  leasehold  interests,  in each case  subject to no mortgage,  pledge,  lien, lease,  encumbrance or charge, other than (i)

         the lien of current  taxes not yet due and payable,  and (ii)  possible minor liens and encumbrances that do not in any case materially detract from the value of the property subject thereto or materially impair the operations of the Company and which have not arisen  otherwise  than in the ordinary course of business.



                  3.1.17.  INSURANCE.  Except as set forth in Section  3.1.17 of

                                                              ---------------

         the  Disclosure  Letter,  the  Company  and  each  of its  Subsidiaries maintain  in force  insurance  policies  and bonds in such  amounts and against such  liabilities  and hazards as are  reasonable and customary for persons  engaged in such  business and  operations  and having such assets and  properties.  All policies are valid and  enforceable and in full force and effect,  no premiums due  thereunder  have not been paid and neither the Company nor any of its  Subsidiaries  has  received any notice of a material premium  increase or cancellation  with respect to any of its  insurance  policies or bonds or of any default  thereunder.

         The  insurance  coverage  provided  by  any of the  policies  will  not terminate or lapse by reason of the  transactions  contemplated by this

         Agreement.



                  3.1.18.   ENVIRONMENTAL  MATTERS.  To  the  Knowledge  of  the

         Company,  neither the Company nor any Subsidiary is in violation of any applicable  statute,  law, or regulation relating to the environment or occupational  health and safety,  and, to the Knowledge of the Company,

         no material  expenditures  by the Company or any Subsidiary are or will be required in order to comply with any such existing  statute,  law or regulation.



                  3.1.19.  INTELLECTUAL  PROPERTY.  Neither  the Company nor any

         Subsidiary owns or uses any material Intellectual Property.



                  3.1.20. LICENSES. To the Knowledge of the Company, each of the

         Company and its  Subsidiaries  has all necessary  Licenses  required to conduct  its  respective  business  lawfully  as  presently  conducted,

         including all material  Licenses,  permits,  certifications,  and other regulatory  authorizations  required  for each of the  Company  and its

         Subsidiaries to operate as they currently operate and in accordance with all Applicable Laws or Orders of any Governmental

         Authority,  and, to the Knowledge of the Company, (a) each such License is valid,  binding and in full force and effect, (b) no such License is

         subject  to   revocation  or  forfeiture  by  virtue  of  any  existing

         circumstance,  (c)  there is no  pending  or, to the  Knowledge  of the

         Company,  threatened  proceeding  to modify in any material  respect or revoke  any  material  License,  (d) no such  License is subject to any outstanding  Order,  decree,  judgment,  stipulation,  or investigation known to the Company that would materially affect such License, and (e)

         neither the Company nor any  Subsidiary  is, or has received any notice that it is, in  default  (or with the giving of notice or lapse of time or both, would be in default) under any such License.



                  3.1.21. SHARES TO BE DELIVERED TO PURCHASER.  The issuance and delivery by the Company to  Purchaser  of the  Franklin  Shares and the

         Franklin  Warrant  Shares have been duly and validly  authorized by all necessary  corporate  action on the part of the  Company  and have been reserved for issuance  pursuant to this  Agreement or upon  exercise of the Franklin  Warrant,  as the case may be. The Franklin Shares and the

         Franklin  Warrant  Shares,  if and when issued in  accordance  with the

         terms  of  the  Warrant,   will  be  validly  issued,  fully  paid  and

         nonassessable and free of all Liens.



                  3.1.22. DISCLOSURE.  None of the representations or warranties made  by the  Company  in this  Agreement,  and no  information  in the

         Disclosure Letter or Exhibits hereto, contain any untrue statement of a material  fact or omit to state a material  fact  necessary in order to make the statements contained herein and therein not misleading.



                  3.1.23.  NO UNDISCLOSED  LIABILITIES.  To the Knowledge of the

         Company,  except as reflected or reserved for or against in the balance sheet or in the notes thereto  included in the financial  statements of the Company  referred to in Section  3.1.8,  or as disclosed in Section

                                     --------------                      -------

         3.1.23 of the Disclosure  Letter or any other Section of the Disclosure

         ------

         Letter,  there are no  indebtedness of any kind or obligations or other liabilities (whether absolute, accrued, contingent, fixed or otherwise,

         or whether due or to become due) against,  relating to or affecting the

         Company  or any  Subsidiary  or  any of  their  respective  assets  and properties,  other than such  indebtedness and liabilities  incurred in the  ordinary  course of business  consistent  with past  practice  (in amount and kind) which in the aggregate do not exceed $25,000.



         SECTION 3.2.  REPRESENTATIONS  AND  WARRANTIES OF PURCHASER.  Purchaser

represents and warrants to the Company as follows:



                  3.2.1.  EXISTENCE;  GOOD STANDING;  OWNERSHIP.  Purchaser is a

         corporation  duly  incorporated,  validly existing and in good standing under the laws of the State of Delaware. To the Knowledge of Purchaser,

         neither  Purchaser nor any of its  Subsidiaries  is in violation of any

         Order of any court, Governmental Authority or arbitration board or tribunal, or any Law to which Purchaser or any of its Subsidiaries or any of their respective  properties or assets is subject.



                  3.2.2. CORPORATE AUTHORITY; COMPLIANCE WITH LAW. Purchaser has

         the requisite corporate power and authority to execute and deliver this

         Agreement and the other  Transaction  Documents.  The  consummation  by

         Purchaser of the transactions  contemplated hereby and thereby has been duly  authorized  by all  requisite  corporate  action  on the  part of

         Purchaser.  This  Agreement  constitutes,  and  the  other  Transaction

         Documents  (when  executed  and  delivered  pursuant  hereto  for value received) will constitute, the valid and legally binding obligations of

         Purchaser,  enforceable  against  Purchaser  in  accordance  with their respective terms, except as enforceability may be limited by applicable bankruptcy,  reorganization,  insolvency,  moratorium  or other similar laws relating to creditors'  rights generally or general  principles of equity  (whether  considered in a proceeding in equity or at law) or by public policy applicable to securities laws.





                  3.2.3.  NO  VIOLATION.  Neither the  execution and delivery by

         Purchaser of this  Agreement nor the  consummation  by Purchaser of the transactions  contemplated  hereby in accordance with the terms hereof,

         will (i)  result  in a breach or  violation  of any  provisions  of the

         Organizational  Documents  of  Purchaser;  (ii)  violate or result in a breach of any provision of, or constitute a default (or an event which,

         with  notice  or lapse of time or both,  would  constitute  a  default)

         under,  any of the terms,  conditions or provisions of any note,  bond,

         mortgage,  indenture, deed of trust or any material license, franchise,

         permit, lease, Contract,  agreement or other instrument,  commitment or obligation to which Purchaser is a party, or by which either  Purchaser or any of its  properties  is  bound or  affected,  (iii)  require  the consent or approval of the  shareholders of Purchaser under the laws of the State of Delaware or under the  Investment  Company Act, or require any consent,  approval or authorization  of, or declaration,  filing or

         registration   with,  any  third  party  or  any  domestic  or  foreign

         governmental or regulatory authority,  or (iv) result in a violation of any Law,  including the Investment  Company Act, or Order applicable to

         Purchaser or any of its Subsidiaries or any of their respective  assets or properties.  Purchaser is an  "investment  company" (as such term is defined in the  Investment  Company Act),  and is  registered  with the

         Commission  under  Section  8 of the  Investment  Company  Act.  To the

         Knowledge of  Purchaser,  Purchaser is in  compliance  with and has not violated any of the provisions of the Investment Company Act. Purchaser has  delivered to the Company a true and complete  copy of each report,

         schedule,  registration  statement and definitive proxy statement filed by Purchaser with the Commission from January 1, 1996, through the date of this  Agreement (as such  documents have been amended since the time of their filing through the date of this  Agreement,  the "FRANKLIN SEC

         DOCUMENTS"),   which,   except  for   Purchaser's   Annual   Report  to

         Stockholders  for the year ended December 31, 1996,  which was required to be filed with the  Commission  on or before March 11, 1997,  are all the documents  (other than  preliminary  material)  that  Purchaser was required
         to file  and has  filed  with  the  Commission  since  such  date.  The transactions  contemplated  by  this  Agreement  do  not  deviate  from

         Purchaser's  policy in respect of  concentration  of investments in any

         particular   industry  or  group  of   industries  as  recited  in  its

         registration  statement filed under the Investment Company Act, deviate from any  investment  policy which is changeable  only if authorized by

         shareholder   vote,   or  deviate  from  any  policy   recited  in  its

         registration  statement  under the  Investment  Company Act pursuant to

         Section  8(b)(3) of the  Investment  Company  Act.  The  execution  and delivery  of this  Agreement  by  Purchaser,  and the  consummation  by

         Purchaser of the transactions contemplated hereby, will not violate the provisions of Section 7 of the Investment Company Act.



                  3.2.4. NO BROKERS. Neither Purchaser nor any of its Affiliates

         has entered into any contract,  arrangement or  understanding  with any person or firm which may result in the  obligation  of  Purchaser,  any

         Affiliate  of  Purchaser  or the  Company  to pay  any  finder's  fees,

         brokerage or agent's commission or like payments in connection with the negotiations  leading  to this  Agreement  or the  consummation  of the transactions  contemplated hereby.  Purchaser is not aware of any claim for payment of any finder's fees,  brokerage or agent's  commissions or other like payments by Purchaser or any of its Affiliates in connection with the negotiations  leading to this Agreement or the consummation of the transactions contemplated hereby.



                  3.2.5.  INVESTMENT  INTENT.  Purchaser  acknowledges  that the

         Franklin Shares and the Franklin Warrant are being,  and, upon exercise of the Franklin Warrant,  the Franklin Warrant Shares will be, acquired for Purchaser's own account as part of a private offering,  exempt from

         registration   under  the  Securities  Act  and  all  applicable  state

         securities or blue sky laws, for investment only and not with a view to the  distribution  or other sale  thereof,  and that an exemption  from

         registration   under  the  Securities  Act  or  any  applicable   state

         securities  laws  may not be  available  if the  Franklin  Shares,  the

         Franklin  Conversion  Shares,  the  Franklin  Warrant  or the  Franklin

         Warrant  Shares  (collectively,   the  "SECURITIES")  are  acquired  by

         Purchaser  with a view to  resale  or  distribution  thereof  under any conditions or  circumstances  as would constitute a distribution of the

         Securities  within the meaning and purview of the Securities Act or the applicable state securities laws. The reliance by the Company upon such exemptions is based in part upon the representations and warranties set forth in this Section 3.2.5.

                       -------------



                           (A)  Purchaser is an Accredited Investor.



                           (B) It is  Purchaser's  intention to acquire and hold

                  the Securities solely for Purchaser's  private  investment and for  Purchaser's  own account and with no view or intention to distribute (including, without limitation, any distribution to the  shareholder  of  Purchaser  pursuant  to the terms of its

                  governing   instruments),   sell,  resell,   assign,   pledge,

                  mortgage, hypothecate, or otherwise transfer or dispose of the

                  Securities (or any portion thereof) except
                  pursuant  to  a  valid   exception  from   registration  or  a

                  registered offering under the Securities Act.



                           (C)  No  other   Person   (other   than   Purchaser's

                  shareholders)  will  acquire,  directly  or  indirectly,   any

                  interest  in the  Securities  (or any  portion  thereof)  as a result of Purchaser's  acquisition of the Securities  pursuant to this Agreement or the Franklin Warrant.



                           (D) Purchaser  understands  that the Securities  have

                  not been registered  under the Securities Act, and that it has no  right,  except  as  provided  in the  Registration  Rights

                  Agreement, to cause the Securities to be so registered.



                           (E)   Purchaser   has   no   contract,   undertaking,

                  agreement, or arrangement with any Person to sell or otherwise transfer to any  Person,  or to have any Person sell on behalf of Purchaser,  the  Securities (or any portion  thereof),  and

                  Purchaser is not engaged in and does not plan to engage within the  foreseeable  future  in any  discussion  with any  Person relative to the sale or any transfer of the Securities (or any portion  thereof).  Purchaser is not aware of any  occurrence,

                  event, or  circumstance  upon the happening of which Purchaser intends to attempt to sell, resell, assign, pledge,  mortgage,

                  hypothecate,   or   otherwise   transfer  or  dispose  of  the

                  Securities  (or any portion  thereof),  and Purchaser does not have  any  present  intention  of  selling,  transferring,  or otherwise disposing of the Securities (or any portion thereof)

                  after the lapse of any particular period of time.



                           (F)  Purchaser is, and will be on the Closing Date, a

                  sophisticated  investor  which  has the  capacity  to  protect

                  Purchaser's  own interests in investments of this nature,  and has such  knowledge  and  experience in financial and business matters that Purchaser is capable of evaluating the merits and risks of this investment and of making an informed  investment decision.



                           (G) To the Knowledge of Purchaser,  Purchaser has had

                  all  documents,  records,  books and due  diligence  materials pertaining to this acquisition made available to Purchaser and

                  Purchaser's  accountants and advisors;  Purchaser has also had an opportunity to ask questions and receive answers concerning the  acquisition of the Securities  pursuant to this Agreement and  the  Franklin  Warrant;  and  Purchaser  has  all  of the

                  information deemed by Purchaser to be necessary or appropriate to evaluate this investment and the risks and merits thereof.

                           (H) Purchaser is acquiring the Securities solely upon

                  the information  provided to Purchaser as specified in Section

                  3.2.5(g)  ,  above,  together  with  information  obtained  by

                  Purchaser through Purchaser's independent investigation.



                           (I)  Purchaser is aware of the following:



                                    (i) the Securities are speculative,  with no

                           assurance of any income from the Securities;



                                    (ii) no federal or state agency has made any

                           finding or  determination  as to the  fairness of the

                           acquisition,  or any recommendation or endorsement of

                           such acquisition;



                                    (iii)  transferability  of the Securities is

                           highly  restricted  and,  accordingly,  it may not be

                           possible for Purchaser to liquidate the Securities in

                           case of emergency; and



                                    (iv) with  respect to the tax  aspects of an

                           investment  in the  Securities,  Purchaser  in making

                           Purchaser's investment decision is not relying to any

                           degree upon the advice of the Company,  or any Person

                           Affiliated   therewith,   but  rather   solely   upon

                           Purchaser's own legal, financial and tax advisors.



                           (J) The certificates representing the Franklin Shares

                  issued to  Purchaser  or any  subsequent  holder  thereof  who acquires the Franklin Shares (and the Franklin Warrant Shares,

                  if any) in a transaction  exempt from  registration  under the

                  Securities   Act  may  be   imprinted   with  an   appropriate

                  restrictive legend concerning registration.



                           (K) The  Company's  stock  records  may be  marked to

                  indicate the  provisions of this Section 3.2.5 and the Company

                                                   -------------

                  may direct any transfer  agent to enter a stop transfer  order in its records with respect to the Shares in  accordance  with this Section 3.2.5.

                       -------------



                                    ARTICLE 4



                                    COVENANTS



         SECTION 4.1.  TERMS OF FRANKLIN NEW PREFERRED  STOCK.  The terms of the

Franklin New  Preferred  Stock shall be as set forth in the Series D Certificate of Designation. Such terms shall include the following:

                           (A) Pay  annual  cumulative  dividend  of  $0.10  per

                  share, payable $0.025 quarterly in arrears in cash.



                           (B) Have one vote per share on all matters  submitted

                  to a vote of the holders of the Company's  Common Stock,  with such shares voting with the shares of Common Stock as a single class.



                           (C) Be convertible initially into 0.5 share of Common

                  Stock, subject to normal anti-dilution provisions.  The shares shall be  convertible  at any time at the option of the holder thereof.  The shares  shall be  automatically  converted  into

                  Common  Stock   immediately  prior  to  the  completion  of  a

                  Qualified Public Offering.



                           (D) Except as  otherwise  expressly  provided  in the

                  Series D Certificate of Designation,  rank pari passu with the

                  HBS Senior Preferred Stock.



                           (E) Have a liquidation preference with respect to the

                  Company's  interest in Hold  Billing  Services,  Ltd., a Texas limited partnership, and a secondary liquidation preference in

                  the   Company's   interest  in   BorderComm,   Inc.,  a  Texas

                  corporation,  in each  case as  specifically  set forth in the

                  Series D Certificate of Designation.



         SECTION 4.2.  LOAN.  The terms of the Loan shall be as set forth in the

Loan Documents. Such terms shall include the following:



                  (A) Have a term of three years from the Closing Date.



                           (B)  Bear  interest  at the  rate of 10%  per  annum,

                  payable  quarterly  in cash,  with  the  first  four  payments pre-paid on the Closing  Date solely from the  proceeds of the

                  Loan.



                           (C) Require no  principal  payments  during the first

                  year of the  Loan.  After the first  year,  principal  will be required to paid in equal quarterly installments provided cash flow permits.



                           (D)  Be  subordinate  to  all   indebtedness  of  the

                  Companies owing to FINOVA Capital Corporation.



                           (E)  Be  secured  by  a  security   interest  in  the

                  Companies'  partnership  interests in Hold  Billing  Services,

                  Ltd.,  a Texas  limited  partnership,  and all the  Companies'

                  equity interest in HBS, Inc., a Texas corporation.

         SECTION  4.3.  REGISTRATION  RIGHTS.  At the  Closing,  the Company and

Purchaser will enter into a Registration  Rights Agreement in substantially  the form of Exhibit E (the "REGISTRATION  RIGHTS  AGREEMENT").  Purchaser shall have

        ---------

the registration  rights set forth in the Registration  Rights  Agreement.  Such rights  shall  include one demand  registration  right for the  Franklin  Common

Shares and the shares of Common Stock  issuable upon  conversion of the Franklin

Preferred  Shares  effective  no  earlier  than  April 1,  1998,  and  unlimited

"piggy-back"  registration  rights for the Franklin Common Shares,  the Franklin

Warrant  Shares and the shares of Common Stock  issuable upon  conversion of the

Franklin Exchange Shares.



         SECTION 4.4.  EXPENSES.  At the Closing,  the Company  shall  reimburse

Purchaser  for that  portion of its  estimated  actual  out-of-pocket  costs and

expenses   incurred  and  paid  in  connection   with  this  Agreement  and  the

transactions  contemplated  hereby by deducting $50,000 from the Purchase Price.

The  obligation  of the Company to reimburse  Purchaser  for that portion of its actual  out-of-pocket  costs and expenses  incurred and paid in connection  with this Agreement and the transactions  contemplated hereby shall be limited to and shall not exceed the amount by which $50,000 exceeds the total fees and expenses incurred  by the  Company  in  connection  with  the  negotiation,  preparation,

execution  and  delivery  of that  certain  letter  dated March 24,  1997,  from

Purchaser to the Company,  which sets forth the basic terms of the  transactions contemplated hereby (the "LETTER OF INTENT"). After the Closing, Purchaser shall reimburse the Company for its actual  out-of-pocket  costs and expenses incurred in connection with the negotiation,  preparation,  execution and delivery of the

Letter of Intent.  As a condition  precedent to such  reimbursements,  Purchaser shall furnish to the Company,  and the Company shall furnish to Purchaser,  such invoices and other evidence of payment as is customary to document such payments properly for the accounting and tax records of the Company or Purchaser,  as the case may be. Any such reasonable expenses incurred by Purchaser in excess of the amount to which  Purchaser  is  entitled  to  reimbursement  hereunder  would be reimbursed by the Company only if approved by the Company's  Board of Directors.

Except as otherwise  provided in this  Section  4.4,  whether or not the Closing

                                       ------------

hereunder shall occur,  all costs and expenses  incurred in connection with this

Agreement and the  transactions  contemplated  hereby shall be paid by the party incurring such cost or expense.



         SECTION 4.5. OTHER ACTION.  Subject to the terms and conditions  herein provided,  the Company and  Purchaser  shall (a) use all  reasonable  efforts to cooperate with one another in (i)  determining  whether any filings are required to be made prior to the  Closing  with,  and whether  any  consents,  approvals,

permits or authorizations are required to be obtained prior to the Closing from,

governmental or regulatory  authorities of the United States, the several states and foreign  jurisdictions in connection with the execution and delivery of this

Agreement and the consummation of the transactions  contemplated hereby and (ii)

timely making any such filings and timely seeking any such consents,  approvals,

permits or authorizations;  and (b) use all reasonable efforts to take, or cause to be taken,  all other  action  and do, or cause to be done,  all other  things

necessary,   proper  or   appropriate  to  consummate  and  make  effective  the

transactions  contemplated by this Agreement.  If at any time after the Closing,

any further  action is  necessary or desirable to carry out the purpose of or to consummate the  transactions  contemplated by this Agreement,  the Purchaser and the Company shall use all  reasonable  efforts to cooperate  with one another in taking all such necessary action.

         SECTION 4.6.  INSPECTION OF RECORDS.  From the date hereof  through the

Closing,  the Company  shall  allow,  upon  reasonable  notice,  all  designated officers,  attorneys,  accountants and other representatives of Purchaser access at all reasonable  times during normal  business hours to the records and files,

correspondence,  audits, properties and personnel, as well as to all information relating to commitments,  contracts,  titles, franchise compliance and financial position,  or otherwise  pertaining to the business and affairs,  of the Company and its Subsidiaries.



         SECTION 4.7.  PUBLICITY.  The initial  press  release  relating to this

Agreement  shall  be a joint  press  release  and  thereafter  the  Company  and

Purchaser shall,  subject to their respective  legal  obligations,  consult with each  other,  and use  reasonable  efforts  to agree  upon the text of any press release,  before  issuing  any such press  release or  otherwise  making  public statements with respect to the  transactions  contemplated  hereby and in making any filings with any federal or state  governmental or regulatory agency or with any national securities exchange with respect thereto.



         SECTION 4.8. FILING OF  CERTIFICATES OF DESIGNATION.  The Company shall file the Certificates of Designation with the Secretary of State of the State of

Delaware on or before Closing.



                                    ARTICLE 5



                                   CONDITIONS



         SECTION  5.1.  CONDITIONS  TO EACH  PARTY'S  OBLIGATION  TO CLOSE.  The

respective  obligation  of each  party to close  the  transactions  contemplated hereby  shall be subject to the  fulfillment  at or prior to the  Closing of the following conditions:



                 (A) Neither of the parties hereto shall be subject to

        any Order or injunction  of a court of competent  jurisdiction

        which   prohibits  the   consummation   of  the   transactions

        contemplated by this Agreement or any of the other Transaction

        Documents or which could  reasonably  be expected to otherwise result  in a  material  diminution  of  the  benefits  of  the transactions  contemplated hereby or thereby to Purchaser.  In the event any such Order or injunction shall have been issued,

        each party  agrees to use its  reasonable  efforts to have any such Order or injunction lifted. There shall not be pending or

        threatened   on  the  Closing  Date  any  Action  which  could

        reasonably  be expected to result in the  issuance of any such

        Order or injunction.



                 (B)  All   consents,   authorizations,   orders   and

        approvals   of  (or   filings  or   registrations   with)  any

        governmental  commission,   board  or  other  regulatory  body

        required  in  connection  with  the  execution,  delivery  and performance  of  this  Agreement  and  the  other  Transaction

        Documents shall have been obtained or made, except for any other documents required to be filed after the Closing

        Date, which are set forth in the Disclosure Letter.



                  5.1.1.  CONDITIONS TO OBLIGATION OF THE COMPANY TO CLOSE.  The

         obligation of the Company to close the transactions contemplated hereby shall be subject to the  fulfillment at or prior to the Closing Date of the  following  conditions  (which may be waived in whole or in part by the Company in its sole discretion):



                       (A) The Company  shall have  received a  certificate,

              dated  the  Closing  Date,  of  the  Secretary  of  Purchaser,

              certifying  as to the  incumbency of the officers of Purchaser executing  this  Agreement,  the  validity  and  effect of the resolutions  of the  directors  of Purchaser  authorizing  and approving this Agreement and the other  Transaction  Documents and the transactions contemplated hereby and thereby, and such other  matters as  Purchaser  or its  counsel  may  reasonably request.



                       (B) Purchaser  shall have  delivered to the Company a

              certificate,  dated as of a recent date, from the Secretary of

              State of the State of Delaware  certifying  that  Purchaser is duly incorporated  under the laws of the State of Delaware and is in good  standing  and has a legal  corporate  existence at such date.



                       (C)  The  Company  shall  have  received  such  other

              documents,   instruments  or  certificates   incident  to  the

              transactions  contemplated  by this  Agreement or by the other

              Transaction  Documents  as it or its  counsel  may  reasonably request.



                  5.1.2.  CONDITIONS TO  OBLIGATION  OF PURCHASER TO CLOSE.  The

         obligations of Purchaser to close the transactions  contemplated hereby shall be subject to the  fulfillment at or prior to the Closing Date of each of the following  conditions (all or any of which may be waived in whole or in part by Purchaser in its sole discretion):



                       (A)  Purchaser  shall have  received  a  certificate,

              dated the  Closing  Date,  of the  Secretary  of the  Company,

              certifying as to the incumbency of the officers of the Company executing  this  Agreement,  the  validity  and  effect of the resolutions  of the directors of the Company  authorizing  and approving this Agreement and the other  Transaction  Documents and the  transactions  contemplated  hereby and  thereby,  the validity and effect of the  Certificate of  Incorporation  and

              Bylaws of the Company,  and such other matters as Purchaser or its counsel may reasonably request.

                       (B) The Company  shall have  delivered to Purchaser a

              certificate,  dated as of a recent date, from the Secretary of

              State of the State of Delaware  certifying that the Company is duly incorporated  under the laws of the State of Delaware and is in good  standing  and has a legal  corporate  existence at such date.



                       (C) The Company shall have filed the  Certificates of

              Designation  with  the  Secretary  of  State  of the  State of

              Delaware.



                       (D)   Purchaser   shall  have   received  such  other

              documents,   instruments  or  certificates   incident  to  the

              transactions  contemplated  by this  Agreement or by the other

              Transaction  Documents  as it or its  counsel  may  reasonably request.



                                    ARTICLE 6



                          DEFINITIONS AND CONSTRUCTION



         SECTION 6.1. DEFINITION OF CERTAIN TERMS. Except as otherwise expressly provided or unless the context  otherwise  requires,  the terms  defined in this

Section 6.1, whenever used in this Agreement (including in the Schedules), shall

-----------

have the respective  meanings  assigned to them in this Section for all purposes of this Agreement, and include the plural as well as the singular.



                  "ACCREDITED   INVESTOR"   --  as  defined  in   Regulation   D

         promulgated under the Securities Act.



                  "ACTION" -- any claim, action, suit,  proceeding,  arbitration or  investigation  that could  reasonably be expected to have a Company

         Material Adverse Effect.



                  "AFFILIATE"  -- of a Person  means a Person  that  directly or indirectly through one or more intermediaries,  controls, is controlled by,  or is under  common  control  with,  the first  Person.  "CONTROL"

         (including the terms  "CONTROLLED  BY" and "UNDER COMMON CONTROL WITH")

         means the possession, directly or indirectly, of the power to direct or cause the  direction of the  management  policies of a person,  whether through  the  ownership  of voting  securities,  by  contract or credit arrangement, as trustee or executor, or otherwise.



                  "AGREEMENT"  --  this   instrument  as  originally   executed,

         including  the  Schedules  hereto,  or as it may be  from  time to time supplemented or amended by one or more supplements or amendments hereto entered pursuant to the applicable provisions hereof.



                  "APPLICABLE  CONTRACT"  -- any Contract (a) under which any of the Companies has or may acquire any rights, (b) under which any of the

         Companies has or may become subject to any obligation or liability,  or

         (c) by which any of the Companies or any of the assets owned or used by it is or may become bound.

                  "APPLICABLE  LAW"  -- all  applicable  provisions  of all  (i)

         constitutions,  treaties,  statutes,  laws  (including the common law),

         rules,  regulations,  ordinances,  codes or orders of any  Governmental

         Authority,  (ii)  Governmental  Approvals and (iii) orders,  decisions,

         injunctions,  judgments,  awards and decrees of or agreements  with any

         Governmental Authority.



                  "AVERY REGISTRATION RIGHT" -- as defined in Section 3.1.3.

                                                              -------------



                  "BUSINESS DAY" -- a day other than a Saturday, Sunday or other day on  which  commercial  banks in New York  City  are  authorized  or required to close.



                  "CERTIFICATES  OF DESIGNATION" --  collectively,  the Series D

         Certificate of Designation and the Series E Certificate of Designation.



                  "CLOSING" -- as defined in Section 2.1.

                                             -----------



                  "CLOSING DATE" -- as defined in Section 2.1.

                                                  -----------



                  "CODE" -- the Internal  Revenue Code of 1986,  as amended,  or any successor  law, and all  regulations  issued by the IRS pursuant to the Internal Revenue Code of 1986 or any successor law.



                  "COMMISSION"  --  Securities  and Exchange  Commission  of the

         United States of America and any successor commission,  service, agency or bureau.



                  "COMMON STOCK" -- as defined in the Recitals hereto.



                  "COMPANIES" -- collectively, the Company and its Subsidiaries.



                  "COMPANY"  -- as  defined  in  the  first  paragraph  of  this

         Agreement.



                  "COMPANY  MATERIAL  ADVERSE  EFFECT"  -- as defined in Section

                                                                         -------

         3.1.1.

         -----



                  "COMPANY PLANS" -- as defined in Section 3.1.12.

                                                   --------------



                  "CONSENT" -- any  consent,  approval,  authorization,  waiver,

         permit, grant, franchise, concession,  agreement, license, exemption or order of,  registration,  certificate,  declaration  or filing with, or report or notice  to,  any  Person,  including  but not  limited to any

         Governmental Authority.



                  "CONTRACT" -- any agreement, contract, obligation, promise, or undertaking  (whether  written or oral and whether  express or implied)

         that is legally binding.



                  "DISCLOSURE LETTER" -- as defined in Section 3.1.

                                                       -----------



                  "DOLLARS" or "$" -- lawful money of the United States.

                  "ERISA" -- the  Employee  Retirement  Income  Security  Act of

         1974,  as amended,  or any  successor  law, and  regulations  and rules issued pursuant to that Act or any successor law.



                  "FRANKLIN COMMON SHARES" -- as defined in the Recitals hereto.



                  "FRANKLIN  CONVERSION  SHARES" -- the  shares of Common  Stock issuable upon conversion of the Franklin Preferred Shares.



                  "FRANKLIN  EXCHANGE  PREFERRED  STOCK"  -- as  defined  in the

         Recitals hereto.



                  "FRANKLIN  EXCHANGE  SHARES"  -- as  defined  in the  Recitals hereto.



                  "FRANKLIN NEW  PREFERRED  STOCK" -- as defined in the Recitals hereto.



                  "FRANKLIN  PREFERRED  SHARES" -- as  defined  in the  Recitals hereto.



                  "FRANKLIN SEC DOCUMENTS" -- as defined in Section 3.2.3.

                                                            -------------



                  "FRANKLIN  SECURITY   AGREEMENT"  --  The  Security  Agreement

         attached hereto as Exhibit D pursuant to which the Company will grant a

                            ---------

         security  interest to  Purchaser in its  partnership  interests in Hold

         Billing Services, Ltd. a Texas limited partnership,  in connection with the Loan.



                  "FRANKLIN SHARES" -- as defined in the Recitals hereto.



                  "FRANKLIN  SUBORDINATED  NOTE"  -- the  form  of  Subordinated

         Promissory  Note attached  hereto as Exhibit C, which will evidence the

                                              ---------

         Loan.



                  "FRANKLIN  WARRANT" -- as defined in the Recitals hereto,  the form of which is attached hereto as Exhibit F.

                                             ---------



                  "FRANKLIN  WARRANT  SHARES"  -- the  shares  of  Common  Stock issuable upon exercise of the Franklin Warrant.



                  "GAAP"  --  generally  accepted  accounting  principles  as in effect in the United States.



                  "GOVERNMENT  APPROVAL"  --  any  Consent  of,  with  or to any

         Governmental Authority.



                  "GOVERNMENTAL  AUTHORITY"  -- any  nation or  government,  any state or other political  subdivision  thereof,  any entity  exercising

         executive,   legislative,   judicial,   regulatory  or   administrative

         functions  of  or  pertaining   to   government,   including,   without

         limitation, any government authority, agency, department, board, commission or instrumentality of the United States, any State of the  United  States  or any  political  subdivision  thereof,  and  any

         tribunal  or   arbitrator(s)   of  competent   jurisdiction,   and  any

         self-regulatory organization.



                  "HBS  SENIOR  PREFERRED  STOCK" -- as defined  in the  Section

         3.1.3.



                  "INTELLECTUAL  PROPERTY"  -- any and  all  United  States  and

         foreign: (a) patents (including design patents,  industrial designs and utility  models) and patent  applications  (including  docketed  patent disclosures awaiting filing, reissues, divisions, continuations-in-part and  extensions),  patent  disclosures  awaiting filing  determination,

         inventions and  improvements  thereto;  (b) trademarks,  service marks,

         trade names, trade dress, logos,  business and product names,  slogans,

         and  registrations  and  applications  for  registration  thereof;  (c)

         copyrights   (including   software)  and  registrations   thereof;  (d)

         inventions,  processes,  designs,  formulae,  trade secrets,  know-how,

         industrial    models,    confidential   and   technical    information,

         manufacturing,    engineering   and   technical    drawings,    product

         specifications and confidential business information; (e) mask work and

         other  semiconductor  chip  rights  and  registrations   thereof;   (f)

         intellectual  property  rights  similar  to any of the  foregoing;  (g)

         copies and tangible  embodiments  thereof (in whatever  form or medium,

         including electronic media).



                  "INVESTMENT  COMPANY  ACT" -- the  Investment  Company  Act of

         1940,  as amended,  or any  successor  law, and  regulations  and rules issued pursuant to that Act or any successor law.



                  "IRS" -- the Internal  Revenue Service of the United States of

         America and any successor commission, service, agency or bureau.



                  "KNOWLEDGE"   --  an   individual   will  be  deemed  to  have

         "KNOWLEDGE"  of  a  particular  fact  or  other  matter  if:  (a)  such individual  is actually  aware of such fact or other  matter;  or (b) a prudent  individual  could be expected to discover or otherwise  become aware of such  fact or other  matter  in the  course  of  conducting  a reasonably comprehensive investigation concerning the existence of such fact or other  matter.  A Person  (other  than an  individual)  will be deemed to have  "KNOWLEDGE" of a particular fact or other matter if any individual who is serving as a director, officer, partner, executor, or trustee of such Person (or in any similar  capacity)  has  Knowledge of such fact or other matter.



                  "LAW" -- as defined in Section 3.1.1.

                                         -------------



                  "LETTER OF INTENT" -- as defined in Section 4.4.

                                                      -----------



                  "LICENSE"  -- any  permit,  license  and other  authorization,

         approval, registration and similar consent.

                  "LIEN"  --  any  mortgage,  pledge,  hypothecation,  right  of

         others,  claim,  security  interest,   encumbrance,   lease,  sublease,

         license,  occupancy  agreement,  adverse  claim or interest,  easement,

         covenant,   encroachment,   burden,   title  defect,   title  retention

         agreement,  voting trust agreement,  interest,  equity,  option,  lien,

         right of first refusal,  charge or other restrictions or limitations of any nature  whatsoever,  including but not limited to such as may arise under any Contracts.



                  "LOAN" -- as defined in the Recitals hereto.



                  "LOAN  DOCUMENTS" -- collectively,  the Franklin  Subordinated

         Note and the Franklin Security Agreement.



                  "MANAGEMENT FEE" -- as defined in Section 1.7.

                                                    -----------



                  "MATERIAL  APPLICABLE  CONTRACTS"  -- as  defined  in  Section

                                                                         -------

         3.1.15(a).

         ---------



                  "ORDER" -- as defined in Section 3.1.1.

                                           -------------



                  "ORGANIZATIONAL  DOCUMENTS" -- (a) the articles or certificate of incorporation  and the bylaws of a corporation;  (b) the partnership agreement and any statement of  partnership  of a general  partnership;

         (c) the limited  partnership  agreement and the  certificate of limited partnership  of a  limited  partnership;  (d) any  charter  or  similar document  adopted or filed in connection with the creation,  formation,

         or  organization  of a  Person;  and  (e) any  amendment  to any of the foregoing.



                  "PERSON"   --   any   natural   person,   firm,   partnership,

         association,  corporation, company, trust, business trust, Governmental

         Authority or other entity.



                  "PREFERRED STOCK" -- as defined in the Recitals hereto.



                  "PURCHASE PRICE" -- as defined in Section 1.2.

                                                    -----------



                  "PURCHASER"  -- as  defined  in the  first  paragraph  of this

         Agreement.



                  "QUALIFIED  PUBLIC OFFERING" -- the closing of the sale of the

         Common  Stock  in  a  firm  commitment,  underwritten  public  offering registered under the Securities Act, other than a registration relating solely to a transaction  under Rule 145 under the  Securities Act or to an employee  benefit plan of the Company,  at a public  offering  price

         (prior to  underwriters'  discounts and expenses) equal to or exceeding

         $5.00 per share of Common Stock (as  adjusted for any stock  dividends,

         combinations  or splits with  respect to such shares  after the Closing

         Date)  and  the  aggregate  proceeds  to the  Company  or  any  selling stockholders,  or both (after deduction for underwriters' discounts and expenses relating to the issuance,  including, without limitation, fees of the Company's counsel) of which exceed $7,000,000.

                  "REGISTRATION RIGHTS AGREEMENT" -- as defined in Section 4.3.

                                                                   -----------



                  "SECURITIES"  --  collectively,   the  Franklin  Shares,   the

         Franklin  Conversion  Shares,  the  Franklin  Warrant and the  Franklin

         Warrant Shares.



                  "SECURITIES ACT" -- the Securities Act of 1933, as amended, or any successor law, and  regulations  and rules issued  pursuant to that

         Act or any successor law.



                  "SERIES A PREFERRED STOCK" -- as defined in Section 3.1.3.

                                                              -------------



                  "SERIES B  PREFERRED  STOCK"  -- as  defined  in the  Recitals hereto.



                  "SERIES C PREFERRED STOCK" -- as defined in the Section 3.1.3.

                                                                  -------------



                  "SERIES D CERTIFICATE OF  DESIGNATION"  -- the  Certificate of

         Designations of the Franklin New Preferred  Stock, to be filed with the

         Secretary of State of the State of Delaware in the form attached hereto as Exhibit A.

            ---------



                  "SERIES E CERTIFICATE OF  DESIGNATION"  -- the  Certificate of

         Designations of the Franklin Exchange Preferred Stock, to be filed with the  Secretary  of State of the State of Delaware in the form  attached hereto as Exhibit B.

                   ---------



                  "SUBSIDIARY" -- with respect to any Person (the "OWNER"),  any corporation  or other  Person of which  securities  or other  interests having the power to elect a  majority  of that  corporation's  or other

         Person's  board of directors or similar  governing  body,  or otherwise

         having  the  power  to  direct  the   business  and  policies  of  that

         corporation or other Person (other than  securities or other  interests having such power only upon the happening of a contingency that has not occurred) are held by the Owner, by one or more of its Subsidiaries, or by the Owner  and one or more of its  Subsidiaries.  When used  without reference to a particular  Person,  "Subsidiary"  means a Subsidiary of the Company.



                  "TAX" -- any federal,  state,  provincial,  local,  foreign or other income,  alternative,  minimum,  accumulated  earnings,  personal holding company, franchise, capital stock, net worth, capital, profits,

         windfall profits,  gross receipts,  value added,  sales, use, goods and services,  excise,  customs  duties,  transfer,  conveyance,  mortgage,

         registration,   stamp,  documentary,   recording,  premium,  severance,

         environmental  (including  taxes under  Section 59A of the Code),  real property, personal property, ad valorem, intangibles,  rent, occupancy,

         license,  occupational,   employment,  unemployment  insurance,  social

         security,  disability,  workers'  compensation,  payroll,  health care,

         withholding, estimated or other similar tax, duty or other governmental charge or assessment or  deficiencies  thereof  (including all interest and penalties thereon and additions thereto whether disputed or not).

                  "TAX RETURN" -- any return, report,  declaration,  form, claim for  refund or  information  return  or  statement  relating  to Taxes,

         including  any  schedule  or  attachment  thereto,  and  including  any amendment thereof.



                  "TRANSACTION DOCUMENTS" -- as defined in Section 3.1.2.

                                                           -------------



                  "UNITS" -- as defined in the Recitals hereto.



                  "WARRANT" -- as defined in Section 3.1.3.

                                             -------------



         SECTION 6.2.  RULES OF CONSTRUCTION.



                           (A)  "THIS   AGREEMENT"   means  this  instrument  as

                  originally  executed,  including the Exhibits hereto, or as it may be from time to time  supplemented  or  amended  by one or more supplements or amendments  hereto entered pursuant to the applicable provisions hereof;



                           (B) "INCLUDES" and "INCLUDING" are not limiting, and,

                  in each case,  shall be  construed as if followed by the words

                  "without limitation," "but not limited to" or words of similar import;



                           (C)  "MAY NOT" is prohibitive, and not permissive;



                           (D)  "SHALL" is mandatory, and not permissive;



                           (E) "OR" is not exclusive  [i.e.,  if a party "may do

                  (a), (b) or (c)," then the party may do all of, any one of, or any  combination  of,  (a),  (b) or (c)]  unless  the  context expressly provides otherwise;



                           (F) all  references in this  instrument to designated

                  "ARTICLES,"  "SECTIONS"  and  other  subdivisions  are  to the designated  Articles,  Sections and other subdivisions of this instrument as originally executed;



                           (G)  the  words  "HEREIN,"   "HEREOF,"  "HERETO"  and

                  "HEREUNDER"  and other words of similar  import  refer to this

                  Agreement  as a  whole  and  not  to any  particular  Article,

                  Section or other subdivision;



                           (H) all terms used  herein  which are  defined in the

                  Securities  Act, the Exchange Act or the rules and regulations promulgated  thereunder  have the  meanings  assigned  to them therein unless otherwise defined herein; and

                           (I) all accounting terms not otherwise defined herein

                  have the meaning assigned to them in accordance with GAAP.



                                    ARTICLE 7



                               GENERAL PROVISIONS



         SECTION  7.1.  SEVERABILITY.   If  any  provision  of  this  Agreement,

including any phrase, sentence,  clause, Section or subsection is inoperative or unenforceable for any reason,  such  circumstances  shall not have the effect of rendering the provision in question  inoperative or  unenforceable  in any other case or circumstance,  or of rendering any other provision or provisions  herein contained invalid, inoperative, or unenforceable to any extent whatsoever.



         SECTION 7.2. NOTICES. All notices, requests, demands, waivers and other communications  required or permitted to be given under this Agreement  shall be in  writing  and  shall be  deemed  to have  been  duly  given if (a)  delivered personally,  (b) mailed by  first-class,  registered or certified  mail,  return receipt requested, postage prepaid, or (c) sent by next-day or overnight mail or delivery or (d) sent by telecopy or telegram:



         (i)      if to Purchaser, to:



                  The Franklin Holding Corporation (Delaware)

                  450 Park Avenue, 10th Floor

                  New York, New York  10022

                  Attention:  Stephen L. Brown, Chairman

                  Fax No. (212) 755-5451



                  with copy to:



                  Jeffrey Weinberg, Esq.

                  Weil, Gotshal & Manges LLP

                  767 Fifth Avenue

                  New York, New York  10153

                  Fax No. (212) 310-8007



         (ii)     if to the Company, to:



                  Avery Communications, Inc.

                  190 South LaSalle, Suite 1410

                  Chicago, Illinois  60603

                  Attention:  Patrick J. Haynes, III, Chairman

                  Fax No. (312) 419-0172
                  with a copy to:



                  Bruce A. Cheatham, Esq.

                  Winstead Sechrest & Minick P.C.

                  1201 Elm Street, Suite 5400

                  Dallas, Texas  75270

                  Fax No. (214) 745-5390



or, in each case,  at such other  address as may be  specified in writing to the other parties hereto.



         All such notices,  requests,  demands, waivers and other communications shall be deemed to have been  received  (w) if by  personal  delivery on the day after such  delivery,  (x) if by certified or  registered  mail,  on the seventh business day after the mailing thereof,  (y) if by next-day or overnight mail or delivery, on the day delivered,  (z) if by telecopy or telegram, on the next day following the day on which such  telecopy or telegram was sent,  provided that a copy is also sent by certified or registered mail.



         SECTION 7.3. HEADINGS. The headings contained in this Agreement are for purposes of convenience only and shall not affect the meaning or  interpretation of this Agreement.



         SECTION 7.4. ENTIRE AGREEMENT.  This Agreement  (including the Exhibits hereto)  and the other  Transaction  Documents  (when  executed  and  delivered)

constitute  the  entire   agreement  and  supersede  all  prior  agreements  and

understandings,  both written and oral,  between the parties with respect to the subject matter hereof.



         SECTION 7.5.  COUNTERPARTS.  This  Agreement may be executed in several counterparts,  each of which shall be deemed an original  and all of which shall together constitute one and the same instrument.



         SECTION 7.6.  GOVERNING LAW, ETC. This  Agreement  shall be governed in all  respects,  including  as to  validity,  interpretation  and effect,  by the internal laws of the State of Delaware, without giving effect to the conflict of laws rules thereof.  Purchaser and the Company hereby  irrevocably submit to the jurisdiction  of the courts of the State of Delaware  and the Federal  courts of the United States of America located in the State of Delaware, solely in respect of the interpretation and enforcement of the provisions of this Agreement and of the documents referred to in this Agreement,  and hereby waive, and agree not to assert, as a defense in any action, suit or proceeding for the interpretation or enforcement  hereof or of any such document,  that it is not subject  thereto or that such action,  suit or proceeding may not be brought or is not  maintainable in said  courts or that the venue  thereof may not be  appropriate  or that this

Agreement or any of such document may not be enforced in or by said courts,  and the parties hereto irrevocably agree that all claims with respect to such action or proceeding  shall be heard and determined in such a Delaware State or Federal court.  Purchaser  and the  Company  hereby  consent to and grant any such court jurisdiction  over the person of such parties and over the subject matter of any such  dispute and agree that  mailing of process or other  papers in  connection with any such action or proceeding in the manner  provided in Section 7.6, or in

                                                              -----------

such other  manner as may be  permitted  by law,  shall be valid and  sufficient service thereof.

         SECTION 7.7.  BINDING EFFECT.  This Agreement shall be binding upon and inure  to  the  benefit  of the  parties  hereto  and  their  respective  heirs,

successors and permitted assigns.



         SECTION 7.8.  ASSIGNMENT.  This  Agreement  shall not be  assignable or otherwise  transferable by any party hereto without the prior written consent of the other parties hereto.



         SECTION 7.9. NO THIRD PARTY  BENEFICIARIES.  Nothing in this  Agreement shall confer any rights upon any person or entity other than the parties  hereto and their respective heirs, successors and permitted assigns.



         SECTION 7.10. AMENDMENT;  WAIVERS;  ETC. No amendment,  modification or discharge of this Agreement, and no waiver hereunder,  shall be valid or binding unless  set  forth in  writing  and duly  executed  by the  party  against  whom enforcement of the amendment,  modification,  discharge or waiver is sought. Any such waiver shall  constitute a waiver only with respect to the specific  matter described  in such  writing  and shall in no way  impair the rights of the party granting  such  waiver in any other  respect or at any other  time.  Neither the waiver by any of the parties hereto of a breach of or a default under any of the provisions of this Agreement,  nor the failure by any of the parties,  on one or more  occasions,  to  enforce  any of the  provisions  of this  Agreement  or to exercise any right or privilege hereunder, shall be construed as a waiver of any other  breach  or  default  of a similar  nature,  or as a waiver of any of such provisions,  rights or  privileges  hereunder.  The rights and  remedies  herein provided are cumulative and are not exclusive of any rights or remedies that any party may  otherwise  have at law or in equity.  The rights and  remedies of any party based upon,  arising out of or otherwise in respect of any  inaccuracy  or breach of any  representation,  warranty,  covenant or  agreement  or failure to fulfill  any  condition  shall in no way be  limited  by the fact  that the act,

omission,  occurrence  or other  state of facts upon which any claim of any such inaccuracy  or  breach  is based  may also be the  subject  matter  of any other representation,  warranty,  covenant  or  agreement  as  to  which  there  is no inaccuracy or breach.  The  representations  and warranties of the Company shall not be affected or deemed  waived by reason of any  investigation  made by or on behalf of  Purchaser  (including  but not limited to by any of their  respective advisors,  consultants  or  representatives)  or by  reason  of  the  fact  that

Purchaser or any of such advisors, consultants or representatives knew or should have known that any such  representation  or warranty is or might be inaccurate.

The  representations and warranties of Purchaser shall not be affected or deemed waived  by  reason of any  investigation  made by or on  behalf  of the  Company

(including but not limited to by any of their respective  advisors,  consultants or  representatives)  or by reason of the fact that the  Company  or any of such advisors, consultants or representatives knew or should have known that any such representation or warranty is or might be inaccurate.



                     [THIS SPACE LEFT BLANK INTENTIONALLY.]

                         [SIGNATURES ON FOLLOWING PAGE.]

                              INVESTMENT AGREEMENT

                                 Signature Page





         IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first above written.





                                    THE FRANKLIN HOLDING CORPORATION

                                         (DELAWARE)





                                    By:________________________________

                                         Stephen L. Brown

                                         Chairman





                                    AVERY COMMUNICATIONS, INC.





                                    By:________________________________

                                         Patrick J. Haynes, III

                                         Chairman

                                                                         ANNEX I

                                                                         -------



                             INDEX OF DEFINED TERMS



                                                                            PAGE

                                                                            ----



Accredited Investor...........................................................24

Action            ............................................................24

Affiliate         ............................................................24

Agreement         .........................................................1, 24

Applicable Contract...........................................................24

Applicable Law    ............................................................25

Avery Registration Right...................................................6, 25

Business Day      ............................................................25

Certificates of Designation...................................................25

Closing           .........................................................3, 25

Closing Date      .........................................................3, 25

Code              ............................................................25

Commission        ............................................................25

Common Stock      .........................................................1, 25

Companies         ............................................................25

Company           .........................................................1, 25

Company Material Adverse Effect............................................4, 25

Company Plans     ........................................................10, 25

Consent           ............................................................25

Contract          ............................................................25

Disclosure Letter .........................................................4, 25

Dollars or $      ............................................................25

ERISA             ............................................................26

Franklin Common Shares.....................................................1, 26

Franklin Conversion Shares....................................................26

Franklin Exchange Preferred Stock..........................................1, 26

Franklin Exchange Shares...................................................1, 26

Franklin New Preferred Stock...............................................1, 26

Franklin Preferred Shares..................................................1, 26

Franklin SEC Documents....................................................16, 26

Franklin Security Agreement...................................................26

Franklin Shares   .........................................................1, 26

Franklin Subordinated Note....................................................26

Franklin Warrant  .........................................................1, 26

Franklin Warrant Shares.......................................................26

GAAP              ............................................................26

Government Approval...........................................................26

Governmental Authority........................................................26

HBS Senior Preferred Stock.................................................5, 27

Intellectual Property.........................................................27

                                                                            PAGE

                                                                            ----



Investment Company Act........................................................27

IRS               ............................................................27

Knowledge         ............................................................27

Law               .........................................................4, 27

Letter of Intent  ........................................................21, 27

License           ............................................................27

Lien              ............................................................28

Loan              .........................................................1, 28

Loan Documents    ............................................................28

Management Fee    .........................................................3, 28

Material Applicable Contracts.............................................11, 28

Order             .........................................................4, 28

Organizational Documents......................................................28

Person            ............................................................28

Preferred Stock   .........................................................1, 28

Purchase Price    .........................................................2, 28

Purchaser         .........................................................1, 28

Qualified Public Offering.....................................................28

Registration Rights Agreement.............................................21, 29

Securities        ........................................................17, 29

Securities Act    ............................................................29

Series A Preferred Stock...................................................5, 29

Series B Preferred Stock...................................................1, 29

Series C Preferred Stock...................................................5, 29

Series D Certificate of Designation...........................................29

Series E Certificate of Designation...........................................29

Subsidiary        ............................................................29

Tax               ............................................................29

Tax Return        ............................................................30

Transaction Documents......................................................4, 30

Units             .........................................................1, 30

Warrant           .........................................................5, 30

                                                                        ANNEX II

                                                                        --------



                        MEMBERS OF THE BOARD OF DIRECTORS



IDENTIFIED BY PURCHASER

-----------------------



         Stephen L. Brown

         Spencer L. Brown

         John Greenbaum



IDENTIFIED BY THE COMPANY

-------------------------



         Patrick J. Haynes, III

         Norman Phipps

         Robert T. Isham, Jr.

                                                                       ANNEX III

                                                                       ---------



                                 USE OF PROCEEDS











                                      III-1

                                    EXHIBIT A



                 FORM OF CERTIFICATE OF DESIGNATION FOR SERIES D

                                    EXHIBIT B



                 FORM OF CERTIFICATE OF DESIGNATION FOR SERIES E

                                    EXHIBIT C



                       FORM OF FRANKLIN SUBORDINATED NOTE

                                    EXHIBIT D



                       FORM OF FRANKLIN SECURITY AGREEMENT

                                    EXHIBIT E



                      FORM OF REGISTRATION RIGHTS AGREEMENT

                                    EXHIBIT F



                            FORM OF FRANKLIN WARRANT